Exhibit 99.1

 ®  THERAPEUTICS  Pioneering mRNA Cell Therapy for Autoimmunity  January 2024  C A R T ES I AN T H E R APEUT I CS

 Forward-Looking Statements  Disclosures  For the purposes of this notice, the “presentation” that follows shall mean and include the slides that follow, the oral presentation of the slides by members of management of Cartesian Therapeutics, Inc. (the “Company”) or any person on their behalf, any question-and-answer session that follows such oral presentation, hard copies of this document and any materials distributed at, or in connection with, such oral presentation.  Forward-looking Statements  Any statements in this presentation about the future expectations, plans and prospects of the Company, including without limitation, statements regarding the Company’s expected cash resources and cash runway, the Company’s estimated cash on hand, the expected receipt of proceeds from the Company’s November 2023 private placement, conversion of the Company’s Series A Non-Voting Convertible Preferred Stock, the potential of RNA Armory® to enable precision control and optimization of engineered cells for diverse cell therapies leveraging multiple modalities, the potential of Descartes-08, Descartes-15, Descartes-33 and the Company’s other product candidates to treat myasthenia gravis, systemic lupus erythematosus, or any other disease, the anticipated timing or the outcome of ongoing and planned clinical trials, studies and data readouts, the anticipated timing or the outcome of the FDA’s review of the Company’s regulatory filings, the Company’s ability to conduct its clinical trials and preclinical studies, the timing or making of any regulatory filings, the anticipated timing or outcome of selection of developmental product candidates, the ability of the Company to consummate any expected agreements and licenses and to realize the anticipated benefits thereof, the novelty of treatment paradigms that the Company is able to develop, the potential of any therapies developed by the Company to fulfill unmet medical needs, the Company’s ability to enter into and maintain its strategic partnerships, and enrollment in the Company’s clinical trials and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including proof of concept trials, including uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials, the ability to predict results of studies performed on human beings based on results of studies performed on non-human subjects, the unproven approach of the Company’s RNA Armory® technology, potential delays in enrollment of patients, undesirable side effects of the Company’s product candidates, its reliance on third parties to conduct its clinical trials, the Company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the Company’s recurring losses from operations and negative cash flows, substantial fluctuation in the price of the Company’s common stock, risks related to geopolitical conflicts and pandemics and other important factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and in other filings that the Company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this presentation, except as required by law.  2

 3  Clinical-stage company pioneering mRNA cell  therapies designed to  expand the reach of cell therapy to autoimmunity  Pipeline of mRNA cell therapies designed to be dosed more reliably and safely in an outpatient setting without lymphodepletion  Descartes-08: Potential first-in-class mRNA CAR T-cell (CAR-T) demonstrated deep and durable clinical responses in Phase 2a study in patients with myasthenia gravis (MG)  Wholly-owned GMP manufacturing designed to enable rapid optimization of processes in iterative manner  MULTIPLE ANTICPATED NEAR-TERM CATALYSTS  $118M as of end of 2023; expected to fund currently planned operations into 2H26  Expected to provide for continued clinical development of Descartes-08 in MG through Phase 3 and multiple additional clinical programs  PRO FORMA CASH RESOURCES*  DESCARTES-08  Phase 2b topline data in MG expected mid-2024  Initiation of Phase 2 study in SLE expected in 1H 2024  Initiation of studies in additional autoimmune indications expected in 2H 2024  DESCARTES-15  Next-generation mRNA CAR-T candidate  IND cleared, with first-in-human Phase 1 planning activities underway  *Reflects the anticipated receipt of $40M through two delayed settlement payments previously announced as part of the November 2023 financing, which are expected in January 2024 and February 2024  CAR, Chimeric antigen receptor SLE, Systemic Lupus Erythematosus

 Experienced management team to lead the mRNA cell therapy company of the future  Matthew Bartholomae  General Counsel  Metin Kurtoglu, MD, PhD  COO  Milos Miljkovic, MD  CMO  Blaine Davis  CFO  Chris Jewell, PhD  Chief Scientific Officer  Carsten Brunn, PhD  President and CEO  MANAGEMENT  Emily English, PhD  VP, Quality  4  Murat Kalayoglu, MD, PhD  Director | Cartesian Co- Founder & pre-merger CEO  Timothy Springer, PhD Director  Carrie  S. Cox  Chairman  BOARD MEMBERS  Michael Singer, MD, PhD  Director | Cartesian Co- Founder & pre-merger Chief Strategy Officer  Timothy Barabe Director  Nishan De Silva, MD  Director  Aymeric Sallin, MS Director  Patrick Zenner Director

 DNA CAR-T cell therapy creates increased patient burden  Patients receiving DNA CAR-T require inpatient administration and pre-treatment chemotherapy (lymphodepletion)  Indirect costs high due to monitoring/treatment of toxicities  DNA transduced CAR-T associated with:  Cytokine release syndrome (CRS)  Neurotoxicity and parkinsonism  Cytopenia (from pre-treatment chemo)  Infections  Secondary malignancies  Death  5  Conventional engineered cell therapy uses DNA, which can   lead to toxicity and increased patient burden   Effector function of cell therapy engineered with DNA amplifies exponentially with cell replication and frequently leads to uncontrollable PK/PD  Cells administered at subtherapeutic levels quickly proliferate beyond therapeutic window

 6  Time  Therapeutic window  Subtherapeutic  Toxicity  CAR+ Cells  6 Doses  Expectation for cells to be administered at the  therapeutic but sub-toxic doses  Descartes-08 has been administered to 66 patients with autoimmune diseases and cancer1 with no CRS, neurotoxicity, or infections observed  Ability to treat in outpatient setting offers potential to be administered in community clinics  Potential for safe re-dosing  mRNA CAR-Ts have potential to overcome challenges of DNA CAR-Ts  No expected need for hospitalization, lymphodepletion, toxicity management, and monitoring  Produces multiple cycles from one apheresis  Lower manufacturing costs  1All open-label patients treated with Descartes-08 as of Oct 30, 2023  Cartesian’s mRNA approach is designed to expand the reach of potent cell therapy products to address  potential autoimmune indications  mRNA does not replicate  predictable half-life with more controllable PK/PD defined by the dose  No requirement for cell proliferation  no expected need for pre-treatment chemotherapy  no Grade 3-4 cytopenias

 Wholly-owned pipeline targets autoimmune disease  AAAD, autoantibody-associated autoimmune diseases SLE, Systemic Lupus Erythematosus mRNA MSC, Mesenchymal Stem Cells transfected with mRNA LN, Lymph node  BCMA, B-cell maturation antigen  Asset  Indications  Discovery/Preclinical  Phase 1  Phase 2  Pivotal  Descartes-08 Autologous mRNA CAR-T  Myasthenia Gravis  SLE, other AAAD  Descartes-15 Autologous mRNA CAR-T  AAAD  Descartes-33 Allogeneic mRNA MSC  AAAD  In situ LN transfection  Undisclosed  7  Data from Phase 2b study expected in mid-2024  Expect to initiate Phase 2 studies in SLE and additional autoimmune indications in 2024  Next-gen anti-BCMA mRNA CAR-T with >10x preclinical potency

 ®  THERAPEUTICS  8  Descartes-08 is believed to be the first mRNA CAR-T in clinical  development for autoimmune  disease  Engineered by transfection of autologous CD8+ T cells with mRNA encoding anti-BCMA CAR  Typical lot processed for infusion within ~3 weeks Positive Phase 2a data in myasthenia gravis  underscores potential for deep and durable responses  Granted U.S. FDA orphan designation for generalized myasthenia gravis

 ®  THERAPEUTICS  Initial indication for Descartes-08:  Myasthenia gravis  Affects over 120,000 patients in US and EU  Characterized by debilitating weakness: limbs, respiratory, ocular, facial muscles  Standard of care includes chronic use of immunosuppressants, which are often toxic:  Progressive disease that is fatal in 1/3 of patients without immunosuppressants  Newer agents include complement inhibitors and anti-FcRn mAbs, which must be administered chronically to maintain responses  Pathogenesis is similar across many autoimmune diseases;  involves attack on self by both T cells and B/plasma cells  9

Phase 2 study of Descartes-08 in MG (NCT04146051)

Part 1
Identify safe dose
(n = 3)
Complete

All doses observed to be safe and well-tolerated

Part 2
Determine optimal dosing schedule
(n = 11)
Complete[1]

Six weekly infusions led to observed deep, durable responses

Part 3
Phase 2b comparing Descartes-08 to placebo
(n = 30)
Enrolling

Placebo-controlled trial for engineered adoptive cell therapy

Patient eligibility

- MG-ADL ≥ 6
- MGFA Class II-IV
- Stable medication dosing ≥ 8 wks prior to infusion
- 4-week washout for biologics
- IVIg and plasma exchange not allowed after starting Descartes-08

Patients on immunosuppression or complement inhibitors expected to be able to continue their treatment while receiving Descartes-08

Cell manufacturing platform tolerates most standard immunosuppressive therapies

[1] Continues to enroll patients with MuSK MG and subjects who are otherwise not eligible for Part 3
MG-ADL, Myasthenia Gravis Activities of Daily Living scale
MGFA, Myasthenia Gravis Foundation of America

Cartesian Therapeutics

10

Phase 1/2a study population comprises patients with significant disease

THE LANCET
Neurology
Volume 22, Issue 7, July 2023, Pages 578-590

- Baseline MG-ADL mean score of 10
- 79% were MGFA Class III-IV at screening
- All patients presented with disease that was not controlled with standard of care therapies

Mean age, years (SD)	52 (18)
Female	10 (71%)
Male	4 (29%)
Mean weight, kg (SD)	84 (21)
Mean BMI, kg/m² (SD)	31.6 (8.1)
Race and ethnicity	
White, non-Hispanic	11 (79%)
White, Hispanic	1 (7%)
Asian	2 (14%)
MGFA class at screening	
II	3 (21%)
III	10 (71%)
IV	1 (7%)
Median age of disease onset, years (range)	40 (14-79)
Median duration of disease, years (range)	14 (3-27)
Myasthenia gravis antibody status	
Anti-AChR antibody	11 (79%)
Anti-MuSK antibody	2 (14%)
Seronegative (for AChR, MuSK, and LRP4 antibodies)	1 (7%)
Mean baseline scores (SD)	
QMG	15.3 (4.1)
MG-ADL	10.0 (3.2)
MGC	21.9 (5.7)
MG-QoL-15r	19.9 (5.8)

Previous myasthenia gravis therapies (standard of care)	
Pyridostigmine	14 (100%)
Prednisone	14 (100%)
Other immunosuppressants	14 (100%)
Eculizumab	2 (14%)
Rituximab	2 (14%)
Previous intravenous immunoglobin	12 (86%)
Previous plasma exchange	8 (57%)
Diagnosis of thymoma	0
Previous thymectomy	6 (43%)
Previous myasthenia gravis crisis requiring intubation	4 (29%)
Myasthenia gravis ongoing therapy	
Pyridostigmine	11 (79%)
Prednisone	10 (71%)
Azathioprine	1 (7%)
Mycophenolate mofetil	1 (7%)

Cartesian THERAPEUTICS

11

Descartes-08 was observed to be safe and well-tolerated in MG

THE LANCET
Neurology
Volume 22, Issue 7, July 2023, Pages 578-590

KEY OBSERVATIONS:

- No dose-limiting toxicities
- No cytokine release syndrome
- No neurotoxicity
- No pre-treatment chemotherapy and related cytopenias
- Outpatient treatment

	Grade*	Part 1 (n=3)	Part 2: all groups (n=11)	Part 2: group 1 (n=3)	Part 2: group 2 (n=7)	Part 2: group 3 (n=1)
Hand numbness	2	1 (33%)	0	0	0	0
Headache	1	1 (33%)	5 (45%)	1 (33%)	3 (43%)	1 (100%)
Muscle soreness	1	1 (33%)	1 (9%)	0	1 (14%)	0
Nausea	1	1 (33%)	4 (36%)	2 (67%)	2 (29%)	0
Rash	3	0	1 (9%)	1 (33%)	0	0
Itchy throat	1	0	2 (18%)	0	1 (14%)	1 (100%)
Vomiting	1	0	3 (27%)	2 (67%)	1 (14%)	0
Weakness	1	0	2 (18%)	2 (67%)	0	0
Line infiltration	1	0	1 (9%)	1 (33%)	0	0
Fever	1	0	4 (36%)	1 (33%)	3 (43%)	0
Shortness of breath[1]	1	0	2 (18%)	1 (33%)	1 (14%)	0
Chills	1	0	2 (18%)	1 (33%)	1 (14%)	0
Diarrhoea	1	0	1 (9%)	1 (33%)	1 (14%)	0
Gum inflammation	1	0	1 (9%)	0	1 (14%)	0
Teeth sensitivity	1	0	1 (9%)	0	1 (14%)	0
Night sweats	1	0	1 (9%)	0	1 (14%)	0
Restless leg	1	0	1 (9%)	0	1 (14%)	0
Light-headedness	1	0	1 (9%)	0	1 (14%)	0

*There were no adverse events of grade 3 or higher reported in part 1, and no grade 2 or grade 4 events reported in part 2, where grade 1 is mild, grade 2 is moderate, grade 3 is severe, and grade 4 is life-threatening.

[1]Not associated with hypoxia

Cartesian THERAPEUTICS
12

Descartes-08 observed to induce deep and durable clinical improvement in MG

- **Notable magnitude and duration of response** across all 4 standard MG severity scales
- Responses appear **to *deepen after completing treatment*** at Week 6
- **Positive** twelve-month follow-up data from Phase 2a study reinforce prior findings published in *Lancet Neurology*



Baseline
M3
M6
M9
M12
MG–ADL score
0
−2
−4
−6
−8
←End of treatment
Clinically meaningful decrease
MGC score
0
−5
−10
−15
QMG score
−10
−12
QOL score

Manuscript submitted for peer review; pre-print available at medRxiv.org
Efficacy dataset includes all MG patients completing the 6-dose once-weekly regimen (n=7). Data are mean score improvement (point) and standard error (light blue shading). Note that QOL scale does not have an agreed-upon threshold for clinically meaningful disease improvement; MG-ADL, MGC and QMG scales are validated, quantitated, standardized instruments of disease severity and have been acceptable endpoints for registration studies.

Cartesian THERAPEUTICS

13

 Retreated patient experienced rapid improvement in clinical scores which was ongoing at Month 6 of retreatment follow-up with minimal symptom expression  14  Descartes-08 demonstrated durable depletion of autoantibodies and retreatment potential in MG  Lasting reductions in autoantibody titers are consistent with the observed clinical responses and mechanism of action

 Informed Consent/Screening (Days -61 to -12)  Screening (Days -60 to -11)  Leukapheresis & Cell Processing (Days -59 to -10)  Descartes-08  (Day 1, 8, 15, 22, 29, 36)  Placebo  (Day 1, 8, 15, 22, 29, 36)  Follow up visits  Day 57 (± 7 days) Day 85* (± 7 days) Day 113 (± 7 days)  Month 6 (± 2 weeks)  Month 9 (± 2 weeks)  Month 12 (± 2 weeks)  Descartes-08  (Crossover Day 1, 8, 15, 22, 29, 36)  Follow up visits  Crossover Day 57 (± 7 days) Crossover Day 85* (± 7 days) Crossover Day 113 (± 7 days)  Crossover Month 6 (± 2 weeks)  Crossover Month 9 (± 2 weeks)  Crossover Month 12 (± 2 weeks)  Phase 2b randomized, placebo-controlled, double-masked study of Descartes-08 in MG  Enrollment underway, with top-line results expected in mid-2024  Plan to treat ~30 patients  PRIMARY ENDPOINT  Proportion of MG Composite responders (≥5-point reduction) at Day 85  SECONDARY OBJECTIVES  Safety and tolerability  Quantify clinical effect of Descartes-08 over 1 year  QMG, MG QoL 15R, MG ADL, and MG PIS  (change from baseline to Day 85)  Compare effect of Descartes-08 versus placebo on MG scales (change from baseline to Day 85) in patients who cross over from placebo to Descartes-08  15  Randomization  MG QMG, Quantitative MG Scores  MG QOL15R, MG Quality of Life 15-revised  MG ADL, MG Activities of Daily Living MG PIS, MG Post-intervention Status

 Exploring potential of Descartes-08 in Systemic Lupus Erythematosus (SLE)  16  IND CLEARED  PHASE 2 STUDY ON TRACK FOR 1H 2024  Open-label study in up to 30 adults with moderate to severe multi-refractory SLE and no CNS involvement  Designed to assess safety, tolerability, and manufacturing feasibility of Descartes-08 in patients with SLE  Secondary objectives include standard measures of clinical activity in SLE:  Systemic Lupus Erythematosus Disease Activity Index 2000 (SLEDAI-2K)  Physician Global Assessment (PGA)  Systemic Lupus Erythematosus Responder Index (SRI)  British Isles Lupus Assessment Group (BILAG)–based Composite Lupus Assessment (BICLA)  Screening (Days -60 to -15)  Leukapheresis & Cell Processing (Days -59 to -14)  2 - 3 Weeks  Descartes-08  (Day 1, 8, 15, 22, 29, 36)  Safety/Response Assessment  (Day 50)  Follow up visits  (Months 3, 6, 9, 12)

Exploring additional applications for Descartes-08 in autoantibody-associated autoimmune diseases (AAAD)

- Clinical data suggest that Descartes-08 could lead to clinical benefit along with disappearance of disease-associated autoantibodies, suggesting potential in additional autoimmune indications

Potential significant Descartes-08-associated improvement observed in a patient with autoimmune retinitis (AIR)

61-year-old man with DPPX antibody-positive AIR, colitis, encephalitis refractory to prednisone, rituximab, bortezomib, IVIg; positive for 5/5 disease-associated autoantibodies pre-treatment

Post-treatment: experienced a clinically-significant, 2-line improvement in visual acuity; 3 of 5 autoantibodies became undetectable

Test	Pre-treatment	Month 2	Month 4	Month 6
Visual acuity	20/60	20/40	20/40	20/40
Carbonic anhydrase II Ab	+	-	-	NP*
Tubulin Ab	+	-	-	NP*
PKM2 Ab	+	-	-	NP*
Aldolase Ab	+	+	+	NP*
Enolase Ab	+	+	+	NP*

*NP – not performed

Cartesian Therapeutics

DPPX, , Dipeptidyl-peptidase–like protein 6
IVIg, Intravenous immunoglobulin

17

 RNA Armory® example: Descartes-15, a next generation anti-BCMA mRNA CAR-T with >10x potency observed in preclinical studies  Potent killing (single target exposure)  Persistent killing (multiple exposures)  (1:2)  (1:8)  (1:32)  0  50  100  % Specific Killing  DC-15  DC-08  Vehicle EP  Descartes-15 Descartes-08 Control  (1:2)  (1:8)  (1:32)  0  100  50  % Specific Killing  DC-15  DC-08  Vehicle EP  Descartes-15 Descartes-08 Control  Descartes-15 is an anti-BCMA mRNA CAR-T with potential disruptive features:  Engineered for maximum potency and CAR stability, even in the presence of target-driven suppression of CAR  Clinical strategy expected to leverage safety and clinical activity data from Descartes-08  0  Day 0 Day 1 Day 2 Day 5 Day 7 Day 9  1000  2000  MFI  DC-15  DC-08  Vehicle EP  Control  Superior CAR expression  3000  Descartes-15  Descartes-08  Control  Descartes-15  0  2×108  4×108  6×108  8×108  Day 21  Total Flux (p/s)  Control  Descartes-15  Control  Descartes-15  0  1×107  2×107  3×107  Day 11  Total Flux (p/s)  Day 21  Day 11  Efficient killing of BCMA+ target cells1  Day 11  1 MM1-S disseminated myeloma model in NSG mice infused with either control T-cells or Descartes-15  18

 ®  THERAPEUTICS  19  In-house manufacturing  enhances control  of product quality, production schedules and costs  cGMP Cell Manufacturing  ISO14644 certified aseptic facility with dedicated QMS  cGMP mRNA  Synthesis  Clinical grade mRNA production  Quality Control  Internal assay validation and lot release  MSC Cell Banking  Part 1271, FDA-  reviewed huMSC collection & banking  Process Development  Processes optimized  through >200 cGMP runs

 Platform offers potential development opportunities via three modalities: autologous, allogeneic and in situ  20  Autologous mRNA CAR-T  Descartes-08  Descartes-15: next generation anti- BCMA mRNA CAR-T with >10x potency observed in clinical studies  Allogeneic mRNA MSC  Descartes-33  rLN: In situ lymph node transfection  Undisclosed program

 Maturing pipeline offers potential for multiple catalysts  21  Descartes- 08 in MG  Descartes- 08 in SLE   Descartes- 08 Additional Indications   Descartes- 15   Expect to report Phase 2b data mid-2024  Plan to initiate Phase 2 in 1H 2024  Plan to initiate basket studies in additional autoimmune indications in 2H 2024  IND cleared, with first-in-human Phase 1 planning activities underway  Mid 2024  1H 2024  2H 2024  2024  Funding expected to support development of Descartes-08 through Phase 3 and advance additional programs

 ®  THERAPEUTICS  Strong  Financial Position  Expected to Support  Pipeline  Through Key Milestones  <50 employees  Based in Gaithersburg, MD  Anticipated cash runway into  2H 2026  162M common 696M basic** Shares outstanding as of 12/31/23  ~$118M  Pro forma cash as of 12/31/23*  *Reflects the anticipated receipt of $40M through two delayed settlement payments previously announced as part of the November 2023 financing, which are expected in January 2024 and February 2024  **Reflects 534,261 shares of Series A Non-Voting Convertible Preferred stock outstanding, which are convertible into approximately 534.3 million shares of common stock.

Cartesian THERAPEUTICS

PIONEERING mRNA CELL THERAPIES

Pipeline designed to expand the reach of cell therapy to autoimmunity

MATURING PIPELINE WITH EXPECTED NEAR-TERM CATALYSTS

Validated lead program, Descartes-08, with Phase 2b data expected mid-year

CASH RESOURCES EXPECTED TO FUND OPERATIONS INTO 2H 2026

Expected to support Descartes-08 through Phase 3 and advance additional programs

EXPERIENCED LEADERSHIP TEAM

Focused on disciplined investment and creating value for stockholders and patients